                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr., Mark C. Treanor and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the estimated maximum number of shares of the Corporation's common stock expected to be issued in connection with the acquisition of EVEREN Capital Corporation, and to sign any and all amendments to such Registration Statements.

          SIGNATURE                      CAPACITY
------------------------------  --------------------------
  /s/ EDWARD E. CRUTCHFIELD     Chairman and Chief
------------------------------    Executive Officer and
    Edward E. Crutchfield         Director

     /s/ ROBERT T. ATWOOD       Executive Vice President
------------------------------    and Chief Financial
       Robert T. Atwood           Officer

      /s/ JAMES H. HATCH        Senior Vice President and
------------------------------    Controller (Principal
        James H. Hatch            Accounting Officer)

      /s/ EDWARD E. BARR
------------------------------  Director
        Edward E. Barr

    /s/ G. ALEX BERNHARDT
------------------------------  Director
      G. Alex Bernhardt

    /s/ ERSKINE B. BOWLES
------------------------------  Director
      Erskine B. Bowles

     /s/ W. WALDO BRADLEY
------------------------------  Director
       W. Waldo Bradley

     /s/ ROBERT J. BROWN
------------------------------  Director
       Robert J. Brown

      /s/ A. DANO DAVIS
------------------------------  Director
        A. Dano Davis

  /s/ NORWOOD H. DAVIS, JR.
------------------------------  Director
    Norwood H. Davis, Jr.

    /s/ R. STUART DICKSON
------------------------------  Director
      R. Stuart Dickson

        /s/ B.F. DOLAN
------------------------------  Director
          B.F. Dolan

          SIGNATURE                      CAPACITY
------------------------------  --------------------------
     /s/ RODDEY DOWD, SR.
------------------------------  Director
       Roddey Dowd, Sr.

     /s/ JOHN R. GEORGIUS
------------------------------  Director
       John R. Georgius

------------------------------  Director
      Arthur M. Goldberg

 /s/ WILLIAM H. GOODWIN, JR.
------------------------------  Director
   William H. Goodwin, Jr.

      /s/ FRANK M. HENRY
------------------------------  Director
        Frank M. Henry

     /s/ JAMES E.S. HYNES
------------------------------  Director
       James E.S. Hynes

     /s/ ERNEST E. JONES
------------------------------  Director
       Ernest E. Jones

      /s/ HERBERT LOTMAN
------------------------------  Director
        Herbert Lotman

    /s/ RADFORD D. LOVETT
------------------------------  Director
      Radford D. Lovett

------------------------------  Director
      Mackey J. McDonald

    /s/ PATRICIA A. MCFATE
------------------------------  Director
      Patricia A. McFate

------------------------------  Director
       Joseph Neubauer

   /s/ RANDOLPH N. REYNOLDS
------------------------------  Director
     Randolph N. Reynolds

    /s/ JAMES M. SEABROOK
------------------------------  Director
      James M. Seabrook

       /s/ RUTH G. SHAW
------------------------------  Director
         Ruth G. Shaw

 /s/ CHARLES M. SHELTON, SR.
------------------------------  Director
   Charles M. Shelton, Sr.

      /s/ LANTY L. SMITH
------------------------------  Director
        Lanty L. Smith

Dated: April 21, 1999
Charlotte, North Carolina